UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2018

ARYA SCIENCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-746037	98-1436307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 10, 2018, ARYA Sciences Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 14,375,000 of its units (“Units”), each Unit consisting of one Class A ordinary share, $0.0001 par value per share (“Ordinary Shares”), and one half of one redeemable warrant (“Warrants”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $143,750,000.

In connection with the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	Warrant Agreement, dated October 10, 2018, between the Company and Continental Stock Transfer & Trust Company, which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement.

●	Investment Management Trust Agreement, dated October 10, 2018, between the Company and Continental Stock Transfer & Trust Company, which establishes the trust account that will hold the IPO proceeds, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement.

●	Registration and Shareholder Rights Agreement, dated October 10, 2018, between the Company and ARYA Sciences Holdings (the “Sponsor”) and certain independent directors of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such independent directors, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination and for so long as our Sponsor and its permitted transferees collectively hold at least 50% of the number of Ordinary Shares held by the Sponsor upon consummation of this offering, calculated on a fully-converted basis, the right of the Sponsor to nominate one person for election to the Company’s board of directors.

●	Letter Agreements, each dated October 10, 2018, by and between the Company and each of the officers and directors of the Company, pursuant to which each officer and director of the Company has agreed to vote any Ordinary Shares held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; not to participate in the formation of, or become an officer or director of, any other blank check company until the Company has entered into a definitive agreement regarding an initial business combination or has failed to consummate an initial business combination within 24 months after the closing of the IPO.

●	Letter Agreement, dated October 10, 2018, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to vote any Ordinary Shares held by it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; and to certain transfer restrictions with respect to the Company’s securities.

●	Administrative Services Agreement, dated October 10, 2018, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

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Item 8.01. Other Events.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated a private placement with the Sponsor of 5,953,125 warrants at a price of $1.00 per warrant, generating total proceeds of $5,953,125 (the “Private Placement”). A total of $143,750,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A Ordinary Shares issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

An audited balance sheet as of October 10, 2018 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.2	Registration and Shareholder Rights Agreement between the Company and the Sponsor

10.3	Form of Letter Agreement between the Company and each of the officers and directors of the Company

10.4	Letter Agreement between the Company and the Sponsor

10.5	Administrative Services Agreement between the Company and the Sponsor

99.1	Audited Balance Sheet

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2018

ARYA SCIENCES ACQUISITION CORP.

By:	/s/ Adam Stone
Name: Adam Stone Title: Chief Executive Officer

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